FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


Available Amount to Note Holders:                                                                           6,444,594.65

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)      Initial Unpaid Amounts inadvertently deposited in Collection Account                                       --
(ii)     Indemnity Payments paid inadvertently deposited in Collection Account                                      --
(iii)    Aggregate of:
          (a) Unreimbursed Servicer Advances                                                                  702,849.92
          (b) Servicer Fees from current and prior Collection Period                                           62,333.70
          (c) Servicing Charges inadvertently deposited in Collection Account                                       --
(iv)     Current and unpaid Back-up Servicing Fees                                                              2,493.35
(v)      Premium Amount due on Payment Date and unpaid Premium Amounts                                         15,973.17
         Adjustment to prior month premium amount                                                                   --
(vi)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                              291.67
(vii)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                              --
(viii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                                   --
          Adjustment to prior month Class A-1 Note Interest                                                         --
          Class A-2 Note Interest                                                                             249,490.70
          Class A-3 Note Interest                                                                             272,663.71
          Class A-4 Note Interest                                                                             202,342.75
(ix)     Class B-1 Note Interest                                                                               17,076.90
(x)      Letter of Credit Bank Fee and unpaid amounts                                                           1,364.17
(xi)     Class B-2 Note Interest                                                                               15,997.97
(xii)    Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                                   --
          Class A-2 Principal Distribution Amount                                                           4,585,312.40
          Class A-3 Principal Distribution Amount                                                                   --
          Class A-4 Principal Distribution Amount                                                                   --
(xiii)   Note Insuer Reimbursement Amount                                                                           --
(xiv)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                         99,680.70
(xv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                         99,680.70
(xvi)    Letter of Credit Reimbursement Amount                                                                      --
(xvii)   Class B-3 Note Interest                                                                               17,362.14
(xviii)  Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                         99,680.70
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                              --
(xx)     Letter of Credit Additional Reimbursement Amount                                                           --
(xxi)    Other Amounts Due Servicer under Servicing Agreement                                                       --

(xxii)   Remaining Amount to Residual Holder                                                                        --
         Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                                        --
          Class A-2 additional Principal Distribution Amount                                                        0.00
          Class A-3 additional Principal Distribution Amount                                                        --
          Class A-4 additional Principal Distribution Amount                                                        --
          Class B-1 additional Principal Distribution Amount                                                        0.00
          Class B-2 additional Principal Distribution Amount                                                        0.00
          Class B-3 additional Principal Distribution Amount                                                        0.00

         Reviewed By:


         --------------------------------
         Craig M. Spencer
         Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


                        Initial         Beginning          Base        Additional         Total           Ending        Ending
                       Principal        Principal        Principal      Principal       Principal        Principal    Certificate
      Class             Balance          Balance       Distribution    Distribution    Distribution       Balance       Factor
 ---------------    --------------   --------------   --------------   ------------    ------------      ---------    -----------
 Class A-1           32,998,000.00             --              --          --                  --               --     0.0000000
 Class A-2           85,479,000.00    47,147,848.06    4,585,312.40        0.00        4,585,312.40    42,562,535.66   0.4979297
 Class A-3           51,527,000.00    51,527,000.00            --          --                  --      51,527,000.00   1.0000000
 Class A-4           38,238,000.00    38,238,000.00            --          --                  --      38,238,000.00   1.0000000
                    --------------   --------------    ------------        ----        ------------   --------------   ---------
   Total Class A    208,242,000.00   136,912,848.06    4,585,312.40        0.00        4,585,312.40   132,327,535.66   0.6354508
 Class B-1            4,527,000.00     2,976,366.27       99,680.70        0.00           99,680.70     2,876,685.56   0.6354508
 Class B-2            4,527,000.00     2,976,366.27       99,680.70        0.00           99,680.70     2,876,685.56   0.6354508
 Class B-3            4,527,000.00     2,976,366.27       99,680.70        0.00           99,680.70     2,876,685.56   0.6354508
                    --------------   --------------   -------------        ----        ------------   --------------   ---------
   Total            221,823,000.00   145,841,946.85    4,884,354.51        0.00        4,884,354.51   140,957,592.34

ADCPB at end of Collection Period                                                                     144,616,855.31
                                                                                                      --------------
Excess of ending ADCPB over ending note balance                                                         3,659,262.97
Floor                                                                                                   4,527,025.86
                                                                                                      --------------
  Difference                                                                                             (867,762.89)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

AVAILABLE FUNDS
   Collection Account balance, as of January 31, 1999                                        3,234,299.39
   Investment earnings on amounts in Collection Account                                         10,250.25
   Payments due Collection Account from last 3 business days of Collection Period              928,556.98
   Additional contribution for terminated trade-ups and rebooked leases                              --
   Servicer Advance on current Determination Date                                            2,271,488.03
                                                                                            -------------
     Available Funds on Payment Date                                                         6,444,594.65
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  6,444,594.65
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  6,444,594.65
UNREIMBURSED SERVICER ADVANCES
   Unreimbursed Servicer Advances due                                                          702,849.92
   Unreimbursed Servicer Advances paid                                                         702,849.92
                                                                                            -------------
     Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  5,741,744.73
SERVICER FEES
   Servicer Fees due                                                                            62,333.70
   Servicer Fees paid                                                                           62,333.70
                                                                                            -------------
     Servicer Fees remaining unpaid                                                                  --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  5,679,411.03
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  5,679,411.03
BACK-UP SERVICER FEES
   Back-up Servicer Fees due                                                                     2,493.35
   Back-up Servicer Fees paid                                                                    2,493.35
                                                                                            -------------
     Back-up Servicer Fees remaining unpaid                                                          --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  5,676,917.68
PREMIUM AMOUNT
   Premium Amount due                                                                           15,973.17
   Premium Amount paid                                                                          15,973.17
                                                                                            -------------
     Premium Amount remaining unpaid                                                                 --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  5,660,944.51
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                       291.67
   Indenture Trustee Fee paid                                                                      291.67
                                                                                            -------------
     Indenture Trustee Fee remaining unpaid                                                          --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  5,660,652.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
  Total Indenture Trustee Expenses due                                                               --
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                           --------------
  Total Indenture Trustee Expenses paid                                                              --
                                                                                           --------------
    Indenture Trustee Expenses unpaid                                                                --

 REMAINING AVAILABLE FUNDS                                                                   5,660,652.84
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest                                                                            --
  Class A-2 Note Interest                                                                      249,490.70
  Class A-3 Note Interest                                                                      272,663.71
  Class A-4 Note Interest                                                                      202,342.75
                                                                                           --------------
    Total Class A Interest due                                                                 724,497.15
                                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                                   4,936,155.69
CLASS B-1 NOTE INTEREST
  Class B-1 Note Interest due                                                                   17,076.90
  Class B-1 Note Interest paid                                                                  17,076.90
                                                                                           --------------
    Class B-1 Note Interest remaining unpaid                                                         --
                                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                                   4,919,078.79
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
  Letter of Credit Bank Fee due                                                                  1,364.17
  Letter of Credit Bank Fee paid                                                                 1,364.17
                                                                                           --------------
    Letter of Credit Bank Fee remaining unpaid                                                       --
                                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                                   4,917,714.62
CLASS B-2 NOTE INTEREST
  Class B-2 Note Interest due                                                                   15,997.97
  Class B-2 Note Interest paid                                                                  15,997.97
                                                                                           --------------
    Class B-2 Note Interest remaining unpaid                                                         --
                                                                                           --------------
 REMAINING AVAILABLE FUNDS                                                                   4,901,716.65
CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                             4,585,312.40
  Class A Note Principal Balance as of preceding Payment Date                              136,912,848.06
                                                                                           --------------
  Class A Base Principal Distribution Amount paid                                            4,585,312.40
                                                                                           --------------
    Class A Base Principal Distribution Amount remaining unpaid                                      --

  Class A-1 Note Principal Balance as of preceding Payment Date                                      --
  Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                           --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                              --
                                                                                           --------------

  Remaining Class A Base Principal Distribution Amount                                       4,585,312.40
                                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

      Class A-2 Note Principal Balance as of preceding Payment Date                         47,147,848.06
      Class A-2 Base Principal Distribution Amount paid                                      4,585,312.40
                                                                                            -------------
        Class A-2 Note Principal Balance after distribution on Payment Date                 42,562,535.66

      Remaining Class A Base Principal Distribution Amount                                           --
                                                                                            -------------

      Class A-3 Note Principal Balance as of preceding Payment Date                         51,527,000.00
      Class A-3 Base Principal Distribution Amount paid                                              --
                                                                                            -------------
        Class A-3 Note Principal Balance after distribution on Payment Date                 51,527,000.00

      Remaining Class A Base Principal Distribution Amount                                           --
                                                                                            -------------

      Class A-4 Note Principal Balance as of preceding Payment Date                         38,238,000.00
      Class A-4 Base Principal Distribution Amount paid                                              --
                                                                                            -------------
        Class A-4 Note Principal Balance after distribution on Payment Date                 38,238,000.00

    REMAINING AVAILABLE FUNDS                                                                  316,404.25

NOTE INSURER REIMBURSEMENT AMOUNT
      Note Insuer Reimbursement Amount due                                                           --
      Note Insuer Reimbursement Amount paid                                                          --
                                                                                            -------------
      Note Insuer Reimbursement Amount remaining unpaid                                              --
    REMAINING AVAILABLE FUNDS                                                                  316,404.25

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
      Class B-1 Note Principal Balance as of preceding Payment Date                          2,976,366.27
      Class B-1 Base Principal Distribution due                                                 99,680.70
      Class B-1 Base Principal Distribution paid                                                99,680.70
                                                                                            -------------
        Class B-1 Base Principal Distribution remaining unpaid                                       --
        Class B-1 Note Principal Balance after distribution on Payment Date                  2,876,685.56

    REMAINING AVAILABLE FUNDS                                                                  216,723.55

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
      Class B-2 Note Principal Balance as of preceding Payment Date                          2,976,366.27
      Class B-2 Base Principal Distribution due                                                 99,680.70
      Class B-2 Base Principal Distribution paid                                                99,680.70
                                                                                            -------------
        Class B-2 Base Principal Distribution remaining unpaid                                       --
        Class B-2 Note Principal Balance after distribution on Payment Date                  2,876,685.56

    REMAINING AVAILABLE FUNDS                                                                  117,042.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                        --
    Letter of Credit Reimbursement Amount paid                                                       --
                                                                                            -------------
      Letter of Credit Reimbursement Amount remaining unpaid                                         --
  REMAINING AVAILABLE FUNDS                                                                    117,042.84
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                 17,362.14
    Class B-3 Note Interest paid                                                                17,362.14
                                                                                            -------------
      Class B-3 Note Interest remaining unpaid                                                       --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                     99,680.71

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                            2,976,366.27
    Class B-3 Base Principal Distribution due                                                   99,680.70
    Class B-3 Base Principal Distribution paid                                                  99,680.70
                                                                                            -------------
      Class B-3 Base Principal Distribution remaining unpaid                                         --
      Class B-3 Note Principal Balance after distribution on Payment Date                    2,876,685.56

  REMAINING AVAILABLE FUNDS                                                                          0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                                      --
    Remaining Indenture Trustee Expenses paid                                                        --
                                                                                            -------------
      Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                          0.00

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                             --
    Additional Letter of Credit Reimbursement Amount paid                                            --
                                                                                            -------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                --
  REMAINING AVAILABLE FUNDS                                                                          0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                         --
    Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                            -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
  REMAINING AVAILABLE FUNDS                                                                          0.00

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                         867,762.89

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                    --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

  REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                          0.00

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                        0.00
    Adjusted Principal Distribution Sharing Ratio                                                  93.878%
                                                                                           --------------
    Additional Principal Distribution to Class A                                                     0.00

    Class A Note Principal Balance after payment above                                     132,327,535.66
                                                                                           --------------
    Class A additional Principal Distribution Amount paid                                            0.00
                                                                                           --------------
      Excess cash after payment of additional Class A Principal Distribution                         --

    Class A-1 Note Principal Balance after payment above                                             --
    Class A-1 additional Principal Distribution Amount paid                                          --
                                                                                           --------------
      Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                           --------------

    Remaining Class A additional Principal Distribution Amount                                       0.00
                                                                                           --------------

    Class A-2 Note Principal Balance after payment above                                    42,562,535.66
    Class A-2 additional Principal Distribution Amount paid                                          0.00
                                                                                           --------------
      Class A-2 Note Principal Balance after distribution on Payment Date                   42,562,535.66

    Remaining Class A additional Principal Distribution Amount                                       --
                                                                                           --------------

    Class A-3 Note Principal Balance after payment above                                    51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                          --
                                                                                           --------------
      Class A-3 Note Principal Balance after distribution on Payment Date                   51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                       --
                                                                                           --------------

    Class A-4 Note Principal Balance after payment above                                    38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                          --
                                                                                           --------------
      Class A-4 Note Principal Balance after distribution on Payment Date                   38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                        0.00
    Adjusted Principal Distribution Sharing Ratio                                                   2.041%
                                                                                           --------------
    Additional Principal Distribution to Class B-1                                                   0.00

    Class B-1 Note Principal Balance after payment above                                     2,876,685.56
    Class B-1 additional Principal Distribution paid                                                 0.00
                                                                                           --------------
      Class B-1 Note Principal Balance after distribution on Payment Date                    2,876,685.56

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
   Remaining Available Funds to Note Holders                                                         0.00
   Adjusted Principal Distribution Sharing Ratio                                                    2.041%
                                                                                            -------------
   Additional Principal Distribution to Class B-2                                                    0.00

   Class B-2 Note Principal Balance after payment above                                      2,876,685.56
   Class B-2 additional Principal Distribution paid                                                  0.00
                                                                                            -------------
     Class B-2 Note Principal Balance after distribution on Payment Date                     2,876,685.56

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
   Remaining Available Funds to Note Holders                                                         0.00
   Adjusted Principal Distribution Sharing Ratio                                                    2.041%
                                                                                            -------------
   Additional Principal Distribution to Class B-3                                                    0.00

   Class B-3 Note Principal Balance after payment above                                      2,876,685.56
   Class B-3 additional Principal Distribution paid                                                  0.00
                                                                                            -------------
     Class B-3 Note Principal Balance after distribution on Payment Date                     2,876,685.56

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                                   149,600,890.52
   ADCPB, end of Collection Period                                                         144,616,855.31
                                                                                           --------------
      Base Principal Amount                                                                  4,984,035.21

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period                           2,667,928.23
   Servicing Advances collected during the current Collection Period                         1,965,078.31
                                                                                           --------------
      Unreimbursed Servicing Advances as of current Determination Date                         702,849.92


CALCULATION OF INTEREST DUE

                        Beginning                      Current                      Total
                        Principal       Interest       Interest       Overdue      Interest
         Class           Balance          Rate            Due        Interest        Due
       ---------      -------------     --------      ----------     ---------    ----------
       Class A-1                 --      5.7325%              --          --              --
       Class A-2      47,147,848.06      6.3500%      249,490.70          --      249,490.70
       Class A-3      51,527,000.00      6.3500%      272,663.71          --      272,663.71
       Class A-4      38,238,000.00      6.3500%      202,342.75          --      202,342.75
       Class B-1       2,976,366.27      6.8850%       17,076.90          --       17,076.90
       Class B-2       2,976,366.27      6.4500%       15,997.97          --       15,997.97
       Class B-3       2,976,366.27      7.0000%       17,362.14          --       17,362.14
                     --------------                   ----------        ----      ----------
                     145,841,946.85      6.3762%      774,934.16          --      774,934.16


CALCULATION OF PRINCIPAL DUE

                          Base              Base                           Total
                       Principal          Principal       Overdue        Principal
         Class         Amount Pct.         Amount        Principal          Due
       ---------      -------------     ------------     ---------     -------------
       Class A            92.0%         4,585,312.40          --        4,585,312.40
       Class B-1           2.0%            99,680.70          --           99,680.70
       Class B-2           2.0%            99,680.70          --           99,680.70
       Class B-3           2.0%            99,680.70          --           99,680.70
                                        ------------        ----        ------------
                                        4,884,354.51          --        4,884,354.51


CALCULATION OF SERVICER FEE
       ADCPB as of the prior Calculation Date                         149,600,890.52
       Servicer Fee Rate                                                       0.500%
       One-twelfth                                                           1/12
                                                                      --------------
       Servicer Fee due current period                                     62,333.70
       Prior Servicer Fee arrearage                                               --
                                                                      --------------
       Servicer Fee due                                                    62,333.70

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

CALCULATION OF BACK-UP SERVICER FEE
       ADCPB as of the prior Calculation Date                                              149,600,890.52
       Back-up Servicer Fee Rate                                                                    0.020%
       One-twelfth                                                                                   1/12
                                                                                           --------------
       Back-up Servicer Fee due Current Period                                                   2,493.35
       less overpayment from prior period                                                            --
       Prior Back-up Servicer Fee Arrearage                                                          --
                                                                                           --------------
       Back-up Servicer Fee due                                                                  2,493.35

CALCULATION OF PREMIUM AMOUNT
       Class A Principal Amount as of the immediately preceding Collection Period          136,912,848.06
       Premium Rate                                                                                 0.140%
       One-twelfth                                                                                   1/12
                                                                                           --------------
       Premium Amount due Current Period                                                        15,973.17
       Prior Premium Amount arrearage                                                                --
                                                                                           --------------
       Total Premium Amount due                                                                 15,973.17

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
       Indenture Trustee Fee (per Payment Date)                                                    291.67
       Prior Indenture Trustee Fee arrearage                                                         --
                                                                                           --------------
       Total Indenture Trustee Fee due                                                             291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
       Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)       2,976,366.27
       Letter of Credit Bank Fee Rate                                                                0.55%
       One-twelfth                                                                                   1/12
                                                                                           --------------
       Letter of Credit Bank Fee due Current Period                                              1,364.17
       Letter of Credit Bank Fee arrearage                                                           --
                                                                                           --------------
       Total Letter of Credit Bank Fee arrearage due                                             1,364.17

LETTER OF CREDIT REIMBURSEMENT AMOUNT
       Letter of Credit Reimbursement Amount due current period                                      --
       Prior Letter of Credit Reimbursement Amount arrearage                                         --
                                                                                           --------------
       Total Letter of Credit Reimbursement Amount due                                               --

INDENTURE TRUSTEE EXPENSES
       Indenture Trustee Expenses due                                                                --
       Prior Indenture Trustee Expenses arrearage                                                    --
                                                                                           --------------
       Total Indenture Trustee Expenses due                                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
       Additional Letter of Credit Reimbursement Amount due current period                           --
       Prior Additional Letter of Credit Reimbursement Amount arrearage                              --
                                                                                           --------------
       Total Additional Letter of Credit Reimbursement Amount due                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
       Other Amounts Due Servicer under Servicing Agreement - current period                         --
       Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                        --
                                                                                           --------------
       Total Other Amounts Due Servicer under Servicing Agreement                                    --

FLOOR CALCULATION
       Initial ADCPB                                                                       226,351,292.85
       Floor percent                                                                                 2.00%
                                                                                           --------------
       Floor                                                                                 4,527,025.86

       ADCPB as of end of immediately preceding Collection Period                          144,616,855.31

       Aggregate Note Balances prior to any payment on current Payment Date                145,841,946.85
       Payments on payment date prior to application of Floor Amount, if any
       Class A                                                                               4,585,312.40
       Class B-1                                                                                99,680.70
       Class B-2                                                                                99,680.70
       Class B-3                                                                                99,680.70
                                                                                           --------------
       Total Base Principal Amount distributions on current payment date                     4,884,354.51
                                                                                           --------------
       Aggregate Note Balance after payment of Base Principal Amount                       140,957,592.34
                                                                                           --------------
       Excess of ADCPB over Ending Note Balances                                             3,659,262.97

       Difference between excess and floor                                                     867,762.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999


RESTRICTING EVENT DETERMINATION:                                 Yes/No
                                                                 ------

      A) Event of Servicer Termination (Yes/No)                    No

      B) Note Insuer has Made a Payment (Yes/No)                   No

      C) Gross Charge Off Event has Occurred (Yes/No)              No

      D) Delinquency Trigger Event has Occurred (Yes/No)           No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                 Yes/No
                                                                 ------

      A) Failure to distribute to the Noteholders all
         or part of any payment of Interest required
         to be made under the terms of such Notes or
         the Indenture when due; and,                              No

      B) Failure to distribute to the Noteholders (x)
         on any Payment Date, an amount equal to the
         principal due on the Outstanding Notes as of
         such Payment Date to the extent that sufficient
         Available Funds are on deposit in the Collection
         Account of (y) on the Class A-1 Maturity Date,
         the Class A-2 Maturity Date, the Class A-3
         Maturity Date, the Class A-4 Maturity Date, the
         Class B-1 Maturity Date, the Class B-2 Maturity
         Date, or the Class B-3 Maturity Date, as the
         case may be, on any remaining principal owed on
         the outstanding Class A-1 Notes, Class A-2 Notes,
         Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
         Class B-1 Notes, Class B-2 Notes, or Class B-3
         Notes, as the case may be.                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                        Event                                   Yes/No
---------         ---------------------------------------------------------------       ------

6.01(i)           Failure to make payment required                                        No

6.01(ii)          Failure to submit Monthly Statement                                     No

6.01(iii)         Failure to Observe Covenants in Servicing Agreement                     No

6.01(iv)          Servicer consents to appointment of custodian, receiver, etc.           No

6.01(v)           Servicer files a voluntary petition for bankruptcy                      No

6.01(vi)          Order of judgement in excess of $500,000                                No

6.01(vii)         Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dismissed within 60 days                                   No

6.01(viii)        Assignment by Servicer to a delegate its rights under Servicing
                  Agreement                                                               No

6.01(ix)          Servicer Trigger Event as contained in the Insurance Agreement
                  has occurred.                                                           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED FEBRUARY 1, 1999

GROSS CHARGE EVENT CALCULATION:

                                                                                                   Result
                                                                                                   ------
       Gross Charge Off Ratio Current Period                                                        1.85%
       Gross Charge Off Ratio Prior Period                                                          0.47%
       Gross Charge Off Ratio Second Prior Period                                                   1.77%
                                                                                                    -----
           Average of Gross Charge Off Ratio for Three Periods                                      1.36%
       Maximum Allowed                                                                              2.50%

       GROSS CHARGE OFF RATIO:

                               ADCPB of                                                    Gross Charge Off Ratio
                            All Defaulted       Less                                            Charge Offs/
                              Contracts      Recoveries    Charge Offs         ADCPB                ADCPB
                            -------------    ----------    -----------     --------------  -----------------------
       Current Period         516,059.55     292,868.80     223,190.75     144,616,855.31           1.85%
       Prior Period           221,208.62     163,211.23      57,997.39     149,600,890.52           0.47%
       Second Prior Period    314,615.35      86,832.84     227,782.51     154,494,660.83           1.77%

DELINQUENCY EVENT CALCULATION:

                                                                                                   Results
                                                                                                   -------
       Delinquency Trigger Ratio Current Period                                                     3.71%
       Delinquency Trigger Ratio Prior Period                                                       3.11%
       Delinquency Trigger Ratio Second Prior Period                                                3.24%
                                                                                                    -----
       Average of Delinquency Trigger Ratios                                                        3.36%
       Maximum Allowed                                                                              7.50%

DELINQUENCY TRIGGER RATIO:

                                   A                              B                                A/B
                                ADCPB of                        ADCPB of
                             Contract>30 Day                  All Contracts                 Delinquency Trigger
                                Past Due                     As of Month-End                        Ratio:
                             ---------------                 ---------------                -------------------
       Current Period         5,366,470.32                    144,616,855.31                        3.71%
       Prior Period           4,655,570.87                    149,600,890.52                        3.11%
       Second Prior Period    5,009,334.66                    154,494,660.83                        3.24%